Trade and other receivables	6 Months Ended
Jun. 30, 2021
Trade and other receivables [Abstract]
Trade and other receivables
Note 12. - Trade and other receivables
Trade and other receivables as of June 30, 2021 and December 31, 2020, consist of the following:

	Balance as of June 30,	Balance as of December 31,
	2021	2020
	($ in thousands)
Trade receivables	224,360	258,088
Tax receivables	52,221	50,663
Prepayments	29,291	12,074
Other accounts receivable	6,322	10,910
Total	312,194	331,735

The decrease in trade receivables is primarily due to payments received from Pemex in ACT, partially offset by the increase due to business combinations for a total amount of $28 million (Note 5).
The increase in prepayments is primarily due to the timing of payment of insurance.
As of June 30, 2021, and December 31, 2020, the fair value of trade and other receivables accounts does not differ significantly from its carrying value.